UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
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GITLAB INC.
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V45492-P10158 GITLAB INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET You invested in GITLAB INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Vote Virtually at the Meeting* June 11, 2024 8:30 AM PDT Virtually at: www.virtualshareholdermeeting.com/GTLB2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. GITLAB INC. C/O: LEGAL DEPARTMENT 268 BUSH STREET #350 SAN FRANCISCO, CA 94104-3503

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V45493-P10158 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Elect two Class III directors of GitLab Inc., each to serve a three-year term expiring at the 2027 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified. For All Nominees: 01) Sundeep Bedi 02) Sue Bostrom 2. Ratify the appointment of KPMG LLP as GitLab Inc.’s independent registered public accounting firm for the fiscal year ending January 31, 2025. For 3. Approve, on a non-binding advisory basis, the compensation paid by GitLab Inc. to its named executive officers. For 4. Approve an amendment to GitLab Inc.’s restated certificate of incorporation to limit the liability of certain officers of GitLab Inc. as permitted pursuant to recent amendments to the Delaware General Corporation Law. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR ALL” for Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4.